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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                   MIH LIMITED
            (Exact name of registrant as specified in its character)

    British Virgin Islands                                      Not Applicable
(State or other jurisdiction of          (I.R.S. employer identification number)
incorporation or organization)



                                 Abbot Building
                                  Mount Street
                                     Tortola
                                    Road Town
                             British Virgin Islands
                    (Address of principal executive offices)


        Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class                            Name of each exchange on which
  to be so registered                            each class is to be registered
  -------------------                            ------------------------------

         None                                                  None

        Securities to be registered pursuant to Section 12(g) of the Act:

                             Class A Ordinary Shares
                                (Title of Class)

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Item 1.  Description of the Registrant's Securities to be Registered.

     The description of the securities to be registered hereby is incorporated by reference to the description contained in the Registrant's Registration Statement on Form F-1 filed with the Securities and Exchange Commission on March 11, 1999 (Registration No. 333-74227), as amended (the "Registration Statement").

Item 2.  Exhibits

         1. The Memorandum of the Registrant is incorporated by reference to
Exhibit 3.1 to the Registration Statement.

         2. The Articles of Association of the Registrant are incorporated by reference to Exhibit 3.2 to the Registration Statement.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 MIH LIMITED

                                 By:  /s/  Allan M. Rosenzweig
                                      -------------------------
                                      Name:  Allan M. Rosenzweig
                                      Title: Group Director-Corporate Finance
                                             and Director

Date: April 8, 1999